--------------------------------------------------------------------------------
                       Office of the United States Trustee
                                  Exhibit 99.6
--------------------------------------------------------------------------------


------------------------------------       -------------------------------------
In re:                                    DEBTOR IN POSSESSION OPERATING REPORT
USA BIOMASS CORPORATION, INC.             -------------------------------------
                                          Report Number: 10         Page 1 of 3
                                                         --
                            Debtor.       For the period FROM:September 1, 2001
                                                              ------------------
                                                           TO:September 30, 2001
------------------------------------                          ------------------
Chapter 11 Case No: LA 00-44126 ES
--------------------------------------------------------------------------------

1.   Profit and Loss Statement (ACCRUAL BASIS ONLY   ($000's))
     A.  Related to Business Operations:
         Gross Sales                                                       See Attached
                                                                          --------------------
         Less: Sales Returns and Discounts   (Bad Debts included)         --------------------
              Net Sales                                                                        --------------------
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost                                      --------------------
         Add: Purchases                                                   --------------------
         Less: Ending Inventory at Cost                                   --------------------
              Cost of Goods Sold                                                               --------------------
                  Gross Profit                                                                                      ----------------
                  Other Operating Revenues (Specify)                                                                ----------------
         Less: Operating Expenses:
         Officer Compensation                                             --------------------
         Salaries and Wages - Other Employees                             --------------------
              Total Salaries and Wages                                                         --------------------
              Employee Benefits and Pensions                                                   --------------------
         Payroll Taxes                                                    --------------------
         Real Estate Taxes                                                --------------------
         Federal and State Income Taxes                                   --------------------
              Total Taxes                                                                      --------------------
         Rent and Lease Exp. (Real Property and Personal Property)        --------------------
         Interest Expense (Mortgage, Loan, etc.)                          --------------------
         Insurance                                                        --------------------
         Automobile Expense                                               --------------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)             --------------------
         Depreciation and Amortization                                    --------------------
         Repairs and Maintenance                                          --------------------
         Advertising    (In cost of sales)                                --------------------
         Supplies, Office Expenses, Photocopies, etc.                     --------------------
         Bad Debts                                                        --------------------
         Miscellaneous Operating Expenses (Specify)                       --------------------
              Total Operating Expenses                                                         --------------------
                  Net Gain/Loss from Business Operations                                                            ----------------
     B.  Not Related to Business Operations:
         Income:
              Interest Income                                                                  --------------------
              Other Non-Operating Revenues (Specify)                                           --------------------
              Gross Proceeds on Sale of Assets                            --------------------
              Less: Original Cost of Assets plus Expenses of Sale         --------------------
                  Net Gain/Loss of Sale of Assets                                              --------------------
              Total Non-Operating Income   Sales Tax Refund                                                         ----------------
         Expenses Not Related to Business Operations:
              Legal and Professional Fees (Specify)  See page 3, #7                            --------------------
              Other Non-Operating Expenses (Specify)BarDateNtc                                 --------------------
              Total Non-Operating Expenses                                                                          ----------------
     NET INCOME / LOSS FOR PERIOD                                                                                   ----------------


--------------------------------------------------------------------------------
            DEBTOR IN POSSESSION OPERATING REPORT NO:  10            Page 2 of 3
--------------------------------------------------------------------------------
2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

                                      Accounts Payable       Accounts Receivable
                                      ----------------       -------------------
         Current     Under 30 Days    $                      $
         Overdue     31 - 60 Days
         Overdue     61 - 90 Days
         Overdue     91 - 120 Days
         Overdue     Over 121 Days
         TOTAL                        $See attachment        $See attachment
                                      ----------------       -------------------


3.       State of Status of Payments to Secured Creditors and Lessors:


                          Frequency                              Post-Petition
                       of Payments Per     Amount      Next   Payments Not Made*
          Creditor/   Contract / Lease     of Each   Payment
          Lessor      (i.e., mo., qtr.)    Payment     Due      Number    Amount


          See attachment                                         None
          ----------------------------------------------------------------------


         *Explanation for Non-Payment:  Per Stipulation with Volvo an extra
                                        ----------------------------------------
          half payment was made in September.
          ----------------------------------------------------------------------

4.       Tax Liability:
                    Gross Payroll Expense for Period:           $ See attachment
                                                                  --------------
                    Gross Sales for Period Subject to Sales Tax $ 0.00
                                                                  --------------


                                                                   Post-Petition
                                                                     taxes Still
                                           Date Paid   Amount Paid*     Owing
                                           ---------   ------------     -----

  Federal Payroll and Withholding Taxes            See attachment See attachment
                                                   -------------- --------------
  State Payroll and Withholding Taxes              See attachment See attachment
                                                   -------------- --------------
  State Sales and Use Taxes                 None
                                            ----
  Real Property Taxes*****                         See attachment
                                                   --------------


     ****Includes personal property tax    * Attach photocopies of depository
                                             receipts from taxing authorities or
                                             financial institutions to verify
                                             that such deposits or payments have
                                             been made.


5.       Insurance Coverage:                   Carrier /         Amount       Policy             Premium
                                                 Agent             of       Expiration        Paid Through
                                                  Name          Coverage       Date               Date
                                             -----------  ----------------- --------------- ------------------
         Worker's Compensation                    SEE          ATTACHMENT
                                                  ---          ----------
         Liability
         Fire and Extended Coverage
         Property
         Theft
         Life (Beneficiary:         )
                           ---------
         Vehicle
         Other (Specify):
                         ----------------
                     Umbrella Liability
          -------------------------------

--------------------------------------------------------------------------------
            DEBTOR IN POSSESSION OPERATING REPORT NO:  10            Page 3 of 3
--------------------------------------------------------------------------------


6.       Questions:


         A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?


                   Yes     Explain:
               ---                 ---------------------------------------------
               [X] No
               ---                 ---------------------------------------------


         B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court:


                   Yes     Explain:
               ---                 ---------------------------------------------
               [X] No
               ---                 ---------------------------------------------


7.       Statement of Unpaid Professional Fees (Post-Petition Amounts ONLY)


                                    State Type of                 Total Post-
                                    Professional               Petition Amount
     Name of Professional     (Attorney/Accountant/etc.)            Unpaid
--------------------------------------------------------------------------------
   Irell & Manella LLP                Attorney                  See attachment
--------------------------------------------------------------------------------


8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)


9.       Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)
             Quarterly            Total                                                                                  Quarterly
               Period         Disbursements       Quarterly           Date             Amount            Check           Fee Still
               Ending          For Quarter           Fee              Paid              Paid              No.              Owing
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         December 2000       $398,138.50       $ 3,750.00           Feb 9, 2001     $ 3,750.00         1289            None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         March 2001          $2,413,400        $ 7,500.00           May 3, 2001     $ 7,500.00         1714            None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         June 2001           $2,906,005        $ 7,500.00           Oct 8, 2001     $ 7,500.00         2515            None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

I, (Name/Title: Eugene Tidgewell, Vice President), declare under penalty of
                --------------------------------
perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: October 15, 2001
       -----------------

                                                        /s/ Eugene W. Tidgewell
                                                        ------------------------
                                                 Debtor in Possession or Trustee

                             USA BIOMASS CORPORATION
                                 Profit & Loss
                                 September 2001

                                                                     Sep 01
                                                                 -------------
      Ordinary Income/Expense
              Income
                  4000-TRANSPORTATION                              962,225.12
                                                                 -------------
              Total Income                                         962,225.12
              Cost of Goods Sold
                  5007-DISPOSAL FEES                                 7,052.40
                  5200-DRIVER COST
                      5210-DRIVER WAGES                            217,993.37
                      5220-DRIVER PAYROLL TAXES                     16,537.57
                      5230-DRIVER INJURY                             1,492.19
                      5250-DRIVER UNIFORMS                           1,988.29
                      5260-DRUG TESTS                                  567.00
                                                                 -------------
                  Total 5200-DRIVER COST                           238,578.42
                  5300-INSURANCE
                      5310-MEDICAL                                  17,003.37
                      5320-LIABILITY                                75,619.70
                      5325-Surety Bond                               2,000.00
                      5330-WORKERS' COMPENSATION                    73,431.69
                                                                 -------------
                  Total 5300-INSURANCE                             168,054.76
                  5350-GREENWASTE PAYROLL COSTS
                      5351-WAGES                                    35,041.58
                      5352-PAYROLL TAXES                             3,002.36
                                                                 -------------
                  Total 5350-GREENWASTE PAYROLL COSTS               38,043.94
                  5410-EQUIPMENT RENTAL                              2,018.00
                  5500-FUEL                                        152,790.85
                  5600-REGISTRATION                                 20,000.00
                  5700-REPAIR & MAINTENANCE
                      5710-MECHANIC WAGES                           57,440.41
                      5715-PAYROLL TAXES - MECHANIC                  4,458.72
                      5720-TIRES                                    16,866.63
                      5725-TIRE SERVICE                              6,934.09
                      5730-TRUCK MAINTENANCE                         7,997.47
                      5735-TRUCK REPAIR- PARTS                      42,062.02
                      5745-TRAILER REPAIRS                           1,339.56
                      5750-TRUCK WASH                                  800.00
                      5700-REPAIR & MAINTENANCE - Other                236.74
                                                                 -------------
                  Total 5700-REPAIR & MAINTENANCE                  138,135.64
                  5850-TICKET                                          575.00
                  5900-TOWING                                        1,497.25
                                                                 -------------

              Total COGS                                           766,746.26
                                                                 -------------
          Gross Profit                                             195,478.86
              Expense
                  6005-ADMINISTRATIVE EXPENSES                       7,500.00

                             USA BIOMASS CORPORATION
                                 Profit & Loss
                                 September 2001

                                                                     Sep 01
                                                                 -------------

                  6020-AUTO EXPENSES
                      6021-ALLOWANCE                                 2,100.00
                      6022-GAS & OIL                                   244.82
                      6023-REPAIR & MAINTENANCE                      2,609.60
                                                                 -------------
                  Total 6020-AUTO EXPENSES                           4,954.42
                  6050-BANK CHARGES                                    214.10
                  6200-DUES AND SUBSCRIPTIONS                        1,037.17
                  6250-EXPENSE REIMBURSEMENT                            36.40
                  6500-PROFESSIONIAL FEES                              155.00
                  6501-POST PETITION LEGAL FEES                     58,206.87
                  6510-MAINTENANCE                                   2,362.91
                  6530-MEDICAL INSURANCE                             2,777.77
                  6550-OFFICE FORMS                                    398.43
                  6560-OFFICE MAINTENANCE                            1,359.96
                  6570-OFFICE SUPPLIES                               1,464.13
                  6580-OFFICE WAGES                                 40,987.31
                  6585-PAYROLL TAXES - OFFICE                        5,115.78
                  6700-PERMITS                                         194.00
                  6710-POSTAGE & DELIVERY                            1,178.79
                  6730-PROPERTY TAXES                                6,283.00
                  6740-SECURITY WAGES                                1,200.00
                  6745-PAYROLL TAXES - SECURITY                         91.80
                  6750-SUPERVISORS                                  15,371.14
                  6755-PAYROLL TAXES - SUPERVISORS                   1,175.90
                  6756-RENT                                         13,802.26
                  6850-TRAVEL & ENTERTAINMENT
                      6853-MEALS                                       549.39
                                                                 -------------
                  Total 6850-TRAVEL & ENTERTAINMENT                    549.39
                  6900-UTILITIES
                      6920-ELECTRIC                                  2,319.47
                      6940-TELEPHONE                                19,418.94
                      6950-WATER                                       535.02
                      6960-WASTE                                       900.03
                      6970-PEST CONTROL                                 45.00
                      6900-UTILITIES - Other                            15.82
                                                                 -------------
                  Total 6900-UTILITIES                              23,234.28
                  6999-UNCATEGORIZED EXPENSES                            0.00
                                                                 -------------
              Total Expense                                        189,650.81
                                                                 -------------
      Net Ordinary Income                                            5,828.05
      Other Income/Expense
          Other Income
              7000-OTHER INCOME
                  7020-RENTAL INCOME                                 8,058.85
                  7000-OTHER INCOME - Other                            120.61
                                                                 -------------
              Total 7000-OTHER INCOME                                8,179.46
                                                                 -------------

                             USA BIOMASS CORPORATION
                                 Profit & Loss
                                 September 2001

                                                                     Sep 01
                                                                 -------------

          Total Other Income                                         8,179.46
          Other Expense
              8500-DEBT SERVICE
                  8515-BANCO POPULAR LOC                             4,016.36
                  8516-BANCO POPULAR MTG                             8,098.00
                  8518-CASE CREDIT CORPORATION                      12,624.19
                  8520-CIT                                           7,783.44
                  8530-GE CAPITAL FLEET SERVICES                       952.81
                  8540-GENERAL MOTORS ACCEPTANCE                       413.32
                  8545-INTERNAL REVENUE SERVICE                      1,800.00
                  8550-LEE FINANCIAL SERVICES                       18,540.60
                  8555-PROVIDENT BANK LOC                            2,000.00
                  8560-THE ASSOCIATES                              106,061.22
                  8570-SUNSET                                        8,900.00
                  8580-VOLVO COMMERCIAL FINANCE                     37,343.04
                                                                 -------------
              Total 8500-DEBT SERVICE                              208,532.98
                                                                 -------------
          Total Other Expense                                      208,532.98
                                                                 -------------
      Net Other Income                                            -200,353.52
                                                                 -------------
Net Income                                                        -194,525.47
                                                                 =============

                             USA BIOMASS CORPORATION
                                A/P Aging Summary
                            As of September 30, 2001



                                                   Current       1 - 30       31 - 60       61 - 90         > 90          TOTAL
                                                 ------------   ----------   -----------   -----------   -----------    -----------
"Y" TIRE SALES                                     15,882.72       861.93          0.00          0.00          0.00      16,744.65
@ROAD, Inc.                                         5,514.00         0.00          0.00          0.00          0.00       5,514.00
A-1 COAST TEMP SERVICE                                 75.60         0.00          0.00          0.00          0.00          75.60
ABLE SCALE REPAIR                                     810.00         0.00          0.00          0.00          0.00         810.00
ACTION CHEMICAL CO.                                   458.65         0.00          0.00          0.00          0.00         458.65
AIRBORNE EXPRESS                                       43.05         0.00          0.00          0.00          0.00          43.05
AMCOM INSURANCE SERVICES, Inc.                     76,424.00         0.00          0.00          0.00          0.00      76,424.00
AMERIPRIDE UNIFORMS, Inc.                             398.87         0.00          0.00          0.00          0.00         398.87
ANDRIENI & COMPANY                                      0.00       157.00          0.00          0.00          0.00         157.00
ARROWHEAD MOUNTAIN SPRING WATER                       143.57         0.00          0.00          0.00          0.00         143.57
AT&T                                                    0.00        51.77        -68.09          0.00          0.00         -16.32
BANCO POPULAR                                           0.00     4,016.36          0.00          0.00          0.00       4,016.36
BETTS TRUCK PARTS                                   2,963.82         0.00          0.00          0.00          0.00       2,963.82
C & R TIRES & SERVICES, Inc.                            0.00       633.69          0.00          0.00          0.00         633.69
CGM SERVICES                                          450.00         0.00          0.00          0.00          0.00         450.00
COPIER SERVICE                                        245.44         0.00          0.00          0.00          0.00         245.44
COSBY OIL COMPANY, Inc.                             2,771.44         0.00          0.00          0.00          0.00       2,771.44
EAGLE RADIATOR SERVICE                                175.00         0.00          0.00          0.00          0.00         175.00
EUGENE W. TIDGEWELL                                     0.00       986.41          0.00          0.00          0.00         986.41
F. TRUCK REPAIR                                     6,004.59       783.20          0.00      1,118.00          0.00       7,905.79
FIVE STAR GAS AND GEAR                                153.00         0.00          0.00          0.00          0.00         153.00
FONTANA WATER COMPANY                                  93.35         0.00          0.00          0.00          0.00          93.35
GEORGE R. FARQUAR                                       0.00         0.00          0.00          0.00      4,962.00       4,962.00
GRANDE VISTA STEEL & METAL SUPPLY CO.                   0.00       365.86          0.00          0.00          0.00         365.86
GREYSTONE HEALTH SCIENCES CORP                          7.00         0.00          0.00          0.00          0.00           7.00
HYDRAFORCE, Inc.                                        0.00     1,004.57          0.00          0.00          0.00       1,004.57
INTERNAL REVENUE SERVICE                            2,434.92         0.00          0.00          0.00          0.00       2,434.92
INTERSTATE FILTRATION SERVICES, Inc.                  602.16       347.59          0.00          0.00          0.00         949.75
IRELL & MANELLA LLP                                56,096.57    29,711.67     51,980.08          0.00    163,110.55     300,898.87
JOHN TSAGAKIS                                         600.00         0.00          0.00          0.00          0.00         600.00
KATHLEEN REESE                                          0.00     2,554.94          0.00          0.00          0.00       2,554.94
LEVENE,NEALE,BENDER,RANKIN & BRILL LLP              2,110.30     7,881.80      2,609.09      3,777.91          0.00      16,379.10
LITTLER MENDELSON, P.C.                             2,473.34         0.00        842.87      4,432.83          0.00       7,749.04
MANHATTAN MEDICAL                                   1,492.19         0.00          0.00          0.00          0.00       1,492.19
NEXTEL COMMUNICATIONS -5                                0.00     7,888.57          0.00          0.00          0.00       7,888.57
NEXTEL COMMUNICATIONS -6                                0.00       704.19          0.00          0.00          0.00         704.19

                             USA BIOMASS CORPORATION
                                A/P Aging Summary
                            As of September 30, 2001



                                                   Current       1 - 30       31 - 60       61 - 90         > 90          TOTAL
                                                 ------------   ----------   -----------   -----------   -----------    -----------
NORCAL/San Bernardino, Inc.                             0.00         0.00          0.00     27,879.57     20,756.73      48,636.30
ORKIN EXTERMINATING                                    45.00         0.00          0.00          0.00          0.00          45.00
PACIFIC BELL                                          188.75         0.00          0.00          0.00          0.00         188.75
PERFORMANCE POWER SYSTEMS, Inc.                        18.00         0.00          0.00          0.00          0.00          18.00
PITNEY BOWES, Inc.                                      0.00        20.52        -40.00          0.00          0.00         -19.48
PLAZA COPY AND IMAGING, LLC                             0.00       398.43          0.00          0.00          0.00         398.43
PORTOSAN COMPANY                                       99.64         0.00          0.00          0.00          0.00          99.64
PRINTING SOLUTIONS                                      0.00         0.00          0.00          0.00       -282.42        -282.42
PROVIDENT BANK                                      1,000.00         0.00          0.00          0.00          0.00       1,000.00
QUAD SERVICE, Inc.                                    622.52         0.00          0.00          0.00          0.00         622.52
SOUTHERN CALIFORNIA EDISON                              0.00     1,616.06          0.00          0.00          0.00       1,616.06
Southwest Administrators, Inc.                          0.00      -345.19          0.00          0.00          0.00        -345.19
STATE COMPENSATION INSURANCE FUND                 168,318.00         0.00          0.00          0.00          0.00     168,318.00
SWERTFEGER'S EQUIPMENT, Inc.                        2,000.00         0.00          0.00          0.00          0.00       2,000.00
TCI TIRE CENTERS, LLC                                   0.00     5,999.89          0.00          0.00          0.00       5,999.89
TEAMSTERS LOCAL NO. 396                                 0.00     1,518.00          0.00          0.00          0.00       1,518.00
TED JOHNSON PROPANE                                   145.38         0.00          0.00          0.00          0.00         145.38
THE SOCO GROUP, Inc.                               40,266.65    11,773.98          0.00          0.00          0.00      52,040.63
U.S. TRUSTEE                                            0.00         0.00      7,500.00          0.00          0.00       7,500.00
UNITED PARCEL SERVICE                                   0.00       154.37          0.00          0.00          0.00         154.37
UNIVERSAL WASTE SYSTEMS, Inc.                          88.00         0.00          0.00          0.00          0.00          88.00
USA TOWING & SERVICE                                  625.00         0.00          0.00          0.00          0.00         625.00
VERIZON Inglewood                                   1,450.52         0.00          0.00          0.00          0.00       1,450.52
VOLVO COMMERCIAL FINANCE                                0.00    12,078.69          0.00          0.00          0.00      12,078.69
                                                 ------------   ----------   -----------   -----------   -----------    -----------
TOTAL                                             393,291.04    91,164.30     62,823.95     37,208.31    188,546.86     773,034.46
                                                 ============   ==========   ===========   ===========   ===========    ===========

                             USA BIOMASS CORPORATION
                                A/R Aging Summary
                            As of September 30, 2001


                                                Current        1 - 30         31 - 60        61 - 90        > 90           TOTAL
                                              -----------   ------------   ------------   ------------   ----------   --------------
A GROWING CONCERN                                    0.00           0.00       1,217.55       1,628.47       671.77         3,517.79
AES Mendota                                          0.00       6,516.67           0.00           0.00         0.00         6,516.67
ALLIED                                          33,052.15     120,313.44     120,970.40      43,639.48         0.00       317,975.47
AMERICA CHUNG NAM                                  825.00      14,190.00           0.00           0.00         0.00        15,015.00
ASPLUNDH                                         2,694.63           0.00           0.00           0.00     5,369.92         8,064.55
BFI CENTRAL                                     14,619.65     103,774.79     124,860.00      99,000.05         0.00       342,254.49
BURRTEC                                         41,800.93           0.00           0.00           0.00         0.00        41,800.93
CALIFORNIA ARBORIST                                241.38         801.34         842.60         810.26       922.99         3,618.57
CLAREMONT                                        9,923.20           0.00           0.00           0.00         0.00         9,923.20
COAST                                           44,896.20     145,119.13           0.00           0.00         0.00       190,015.33
COMMERCE, CITY OF                                   69.58           0.00           0.00           0.00         0.00            69.58
COUNTY SANITATION LA                            69,888.55           0.00           0.00           0.00         0.00        69,888.55
CRT                                              6,075.00      36,555.00           0.00           0.00         0.00        42,630.00
DART                                             2,500.00       7,500.00           0.00           0.00         0.00        10,000.00
DMS LANDSCAPE SERVICES                             310.61           0.00           0.00           0.00         0.00           310.61
EDCO                                             4,553.72      18,471.80       9,937.28           0.00         0.00        32,962.80
JACKSON DISPOSAL                                   460.40         632.39         391.96           0.00         0.00         1,484.75
LANDSCAPE MANAGEMENT SERVICES                      247.68          15.00           0.00           0.00         0.00           262.68
LAWRENCE LANDSCAPE                                 136.31           0.00           0.00           0.00         0.00           136.31
MARIPOSA                                         1,918.32           0.00           0.00           0.00         0.00         1,918.32
MISSION LANSCAPING                                 266.00           0.00           0.00           0.00         0.00           266.00
ORGANIC                                              0.00       3,760.00           0.00           0.00         0.00         3,760.00
PLANTS CHOICE                                      215.00       2,005.00       2,400.00         140.00         0.00         4,760.00
POTENTIAL                                       62,520.00      40,155.00      16,940.00           0.00         0.00       119,615.00
QUALITY                                         39,590.00      23,490.00      18,780.00       6,240.00     5,400.00        93,500.00
SANTA FE SPRINGS                                    51.06           0.00           0.00           0.00         0.00            51.06
STONETREE LANDSCAPE                                375.49         115.05         280.17           0.00         0.00           770.71
SUNSET                                          56,651.16     143,704.25       9,121.47       8,943.94    20,888.11       239,308.93
TOTAL LANSCAPE MAINTENANCE                       2,227.64           0.00           0.00           0.00         0.00         2,227.64
TRIMMING LAND                                        0.00           0.00         571.25           0.00         0.00           571.25
URBAN TREE CARE, INC.                            1,695.56         374.90           0.00           0.00         0.00         2,070.46
WASTE CARSON                                         0.00      10,584.00           0.00           0.00         0.00        10,584.00
WASTE MANAGEMENT OF THE INLAND EMPIRE           45,001.77           0.00           0.00           0.00         0.00        45,001.77
WEST VALLEY MRF. LLC.                            7,613.67           0.00           0.00           0.00         0.00         7,613.67
WHITTIER                                         1,727.18           0.00           0.00           0.00         0.00         1,727.18
WTR                                                  0.00           0.00           0.00           0.00       460.15           460.15

                             USA BIOMASS CORPORATION
                                A/R Aging Summary
                            As of September 30, 2001


                                                Current        1 - 30         31 - 60        61 - 90        > 90           TOTAL
                                              -----------   ------------   ------------   ------------   ----------   --------------
YUKON                                            4,665.55           0.00           0.00           0.00         0.00         4,665.55
                                              -----------   ------------   ------------   ------------   ----------   --------------
TOTAL                                          456,813.39     678,077.76     306,312.68     160,402.20    33,712.94     1,635,318.97
                                              ===========   ============   ============   ============   ==========   ==============

                             USA BIOMASS CORPORATION
                                   Taxes Paid
                        For the Month of September , 2001


      Type          Date         Num    Name                          Split                        Disb      Accrual     Balance
-----------------------------   ----------------------------------------------------------------------------------------------------
2020-ACCRUED FEDERAL PAYROLL TAXES                                                                                         48,885.98
Check             09/05/2001    WIRE   SANWA BANK                     1003-SANWA PAYROLL TAXES    -23,707.71               25,178.27
Check             09/12/2001    WIRE   SANWA BANK                     1003-SANWA PAYROLL TAXES    -23,585.92                1,592.35
General Journal   09/14/2001    9-102                                 1002-SANWA PAYROLL                      23,590.43    25,182.78
Check             09/19/2001    WIRE   SANWA BANK                     1003-SANWA PAYROLL TAXES    -23,514.59                1,668.19
General Journal   09/21/2001    9-103                                 1002-SANWA PAYROLL                      22,260.50    23,928.69
Check             09/21/2001    WIRE   SANWA BANK                     1003-SANWA PAYROLL TAXES    -22,195.72                1,732.97
General Journal   09/28/2001    9-104                                 1002-SANWA PAYROLL                      23,112.63    24,845.60
General Journal   09/30/2001    9-108                                 2060-ACCRUED WAGES                      20,982.70    45,828.30
                                                                                                 -----------------------------------
Total 2020-ACCRUED FEDERAL PAYROLL TAXES                                                          -93,003.94  89,946.26    45,828.30
                                                                                                 -----------------------------------

2021-ACCRUED STATE PAYROLL TAXES                                                                                            6,798.62
Check             09/01/2001    1032   EMPLOYMENT DEVELOPMENT DEPT    1003-SANWA PAYROLL TAXES     -3,388.78                3,409.84
Check             09/10/2001    1033   EMPLOYMENT DEVELOPMENT DEPT    1003-SANWA PAYROLL TAXES     -3,335.60                   74.24
General Journal   09/14/2001    9-102                                 1002-SANWA PAYROLL                       3,428.23     3,502.47
Check             09/17/2001    1034   EMPLOYMENT DEVELOPMENT DEPT    1003-SANWA PAYROLL TAXES     -3,428.23                   74.24
General Journal   09/21/2001    9-103                                 1002-SANWA PAYROLL                       3,104.40     3,178.64
Check             09/21/2001    1035   EMPLOYMENT DEVELOPMENT DEPT    1003-SANWA PAYROLL TAXES     -3,104.40                   74.24
General Journal   09/28/2001    9-104                                 1002-SANWA PAYROLL                       3,287.45     3,361.69
General Journal   09/30/2001    9-108                                 2060-ACCRUED WAGES                       2,915.27     6,276.96
                                                                                                 -----------------------------------
Total 2021-ACCRUED STATE PAYROLL TAXES                                                            -13,257.01  12,735.35     6,276.96
                                                                                                 -----------------------------------

              INSURANCE COVERAGE

                             AGENT                   COVERAGE                EXPIRATION                PREMIUM
   CARRIER                   NAME                    AMOUNT                    DATE                  PAID TO DATE

State Fund                Andreini & Company         1,000,000                  10/23/01                  9/30/01


Penn America              Mark Novy                  2,000,000                  10/23/01                  9/30/01
Penn America              Mark Novy
Penn America              Mark Novy

Penn America              Mark Novy                  1,000,000                  10/23/01                  9/30/01


Penn America              Mark Novy                  1,000,000                  10/23/01                  9/30/01





Clarendon                 Mark Novy                Comp & Collision               3/5/02                  9/30/01

Penn America              Mark Novy                  1,007,497                                            9/30/01


Penn America              Mark Novy                  5,000,000                  10/23/01                  9/30/01
General Sec.